James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Hedged Equity Fund	JDAEX	JDCEX	JDIEX	JDSEX

(the “Fund”)

Supplement dated September 5, 2024 to the Prospectus and Summary Prospectus of the Fund,
each dated December 31, 2023, as supplemented

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

The minimum investment amount for Class I shares of the Fund has changed. Accordingly, effective September 6, 2024, the Prospectus and Summary Prospectus are updated as follows:

The subsection entitled “Purchase and Sale of Fund Shares” within the section entitled “Fund Summary: Easterly Hedged Equity Fund” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer. Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $100,000. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

The first paragraph in the subsection entitled “Shareholder Eligibility and Minimum Investment Amounts” within the section entitled “Choosing A Share Class” on page 22 of the Prospectus deleted in its entirety and replaced with the following:

Shareholder Eligibility and Minimum Investment Amounts

For Class A and Class C shares of the Funds, the minimum initial investment in the Fund is $2,500. For Class I shares of the Funds, the minimum initial investment in the Fund is $100,000, which minimum would be waived for an investment adviser/broker making an allocation to the Fund’s Class I shares aggregating $100,000 or more within 90 days. If the adviser/broker does not purchase $100,000 or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $100,000 and the aggregate total invested during the 90 days until aggregate purchases total $100,000 or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $50,000 then the adviser/broker would have to make a single aggregate purchase of at least $50,000 to make future purchases of less than $100,000). In addition, the minimum initial investment for Class I shares of the Funds may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in; (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Fund. With respect to Class A, Class I, and Class C, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment. For employees and relatives of the Adviser, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Fund. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

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You should read this Supplement in conjunction with the Prospectus and Summary Prospectus, each dated December 31, 2023, as supplemented. Please retain this Supplement for future reference.